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                                                                   Exhibit 10.17


                               SECOND AMENDMENT TO
                       INTERIM LOAN AND SECURITY AGREEMENT

            AMENDMENT dated as of July 31, 1997 (this "Amendment"), between (i) PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation (the "Lender"), and (ii) DVI FINANCIAL SERVICES INC., a Delaware corporation (the "Borrower"), to the Existing Agreement referred to below.

                                    RECITALS

            The Borrower and the Lender are parties to that certain Interim Loan and Security Agreement dated as of February 20, 1997, as amended by that certain Amendment, dated as of June 30, 1997 (as so amended, and as further amended supplemented or otherwise modified prior to the date hereof, the "Existing Agreement"; as amended by this Amendment, the "Agreement").

            The Borrower has requested that the Existing Agreement be amended to extend the Termination Date as provided therein to July 30, 1998 and to make certain other amendments to the Existing Agreement, as more specifically set forth in this Amendment, and the Lender is willing to so amend the Existing Agreement, but only on the terms and subject to the conditions set forth in this Amendment.

            Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

            SECTION 1. Recitals. The recitals to the Existing Agreement are hereby deleted and the following new recitals are added in lieu thereof:

                                   "RECITALS"

            WHEREAS, the Borrower wishes to obtain financing from time to time to provide interim funding for certain leases of, and loans in respect of, Equipment (as defined herein), which equipment leases and loans are to be contributed to one or more trusts or other vehicles (each, a "Trust") to be sponsored by the Borrower or an Affiliate thereof, in connection with two securitization transactions, the first such transaction (the "First Securitization") being anticipated to occur in December 1997 or January 1998, and the second such transaction (the "Second Securitization") being anticipated to occur in June or July 1998, and which in either case may have the benefit of credit enhancement issued by a credit enhancer (the "Credit Enhancer"), and which equipment leases and loans and which Equipment shall, directly or indirectly, secure the Loans (as defined herein) to be made by the Lender hereunder.

            WHEREAS, the Lender has agreed, subject to the terms and conditions of this Loan Agreement, to provide such funding, with a portion of the proceeds of the sale of all


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      equipment lease and loan asset-backed securities (the "Certificates")
      issued by any such Trust (as to which Prudential Securities Incorporated has agreed to act as underwriter), together with other funds of the Borrower, to be used to repay any Advances (as defined herein) made by the Lender hereunder.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as provided in the introductory paragraph and recitals hereto and as follows (an index of certain capitalized, defined terms appears in Section 22 of this Agreement)."

            SECTION 1. The Loan.

            (a) Section 1(i) of the Existing Agreement is hereby amended by deleting the percentage "90%" each place it occurs and substituting therefor the percentage "92%".

            (b) Section 1 of the Existing Agreement is hereby amended by (i) deleting the word "and" at the end of clause (i) thereof, (ii) adding the following new clause (j) immediately following such clause (i):

            "(j) after the making of such Advance, (i) the aggregate amount owed by any Obligor under all Contracts of such Obligor pledged to the Lender pursuant to this Agreement shall not exceed $4,500,000, (ii) the aggregate amount owed by the Obligors under any individual Contract shall not exceed $4,500,000, and (iii) for not more than five Contracts shall the aggregate amount owed by the Obligors under any individual Contract exceed $3,000,000; and";

and (iii) by re-lettering existing clause (j) thereof as clause (k).

            SECTION 2. Terms and Conditions for All Advances.

            (a) Section 2(a) of the Existing Agreement is hereby amended by deleting the phrase "on July 31, 1997 (the "Termination Date")" occurring in the first sentence thereof immediately prior to the proviso, and substituting in lieu thereof the phrase "on the earlier to occur of (x) the date on which the Certificates related to the Second Securitization are sold, and (y) July 30, 1998 (the "Termination Date")".

            (b) Section 2(b) of the Existing Agreement is hereby amended by deleting from clause (ii) thereof the percentage "0.85%" and substituting in lieu thereof the percentage "0.80%."

            (c) Section 2(c) of the Existing Agreement is hereby amended by deleting the first proviso thereto and substituting in lieu thereof the following new provisos:

      "provided that the Maturity Date shall, for any Advance, be no later than the earlier of (i) subject to the second succeeding proviso hereto, the Termination Date, or (ii) the date


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      upon which the Certificates related to the Contracts funded by such
      Advance shall be sold; provided, further, that, notwithstanding the foregoing proviso, there may remain outstanding Advances secured by Contracts pledged to the Lender prior to the cut-off date for the First Securitization and having an aggregate present value or market value (determined in accordance with Section l(i)), as the case may be, of no more than $7,500,000, and all of such Contracts shall be included in the Second Securitization (if not prepaid prior to such Second Securitization);"

            (d) Section 2(j) of the Existing Agreement is hereby amended by adding the following new sentence to the end thereof:

      "The Advances shall also be repaid on the date of any whole loan sale of Contracts in accordance with the requirements of Section 2(k)."

            SECTION 3. Covenants. Section 7 of the Existing Agreement is hereby amended by adding at the end thereof the following new clause (k):

            "(k) Securitization Manager. The Borrower agrees that it shall appoint the Lender or an Affiliate of the Lender as the lead manager with respect to the First Securitization, and as a co-manager with respect to the Second Securitization."

            SECTION 4. Certain Definitions. Section 22 of the Existing Agreement is hereby amended by (a) deleting the definition of "Credit Spread" therein and substituting in lieu thereof the following new definition of "Credit Spread":

            "'Credit Spread' - 179 basis points, or otherwise as notified to the Borrower by the Lender in writing."

and (b) adding the following new definitions thereto in the appropriate alphabetical order:

            "'First Securitization' - Recitals.

            'Second Securitization' - Recitals."

            SECTION 5. Conditions to Effectiveness.

            (a) Subject to the condition subsequent set forth in the immediately following clause (b) of this Section 5, this Amendment shall become effective on the date (the "Amendment Effective Date") on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

            (i) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Guarantor; and


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            (ii) such other documents, certificates or opinions as the Lender may reasonably request.

            (b) It shall be a condition subsequent to the effectiveness of this Amendment that the Lender shall have received, within ten days after the Amendment Effective Date, an opinion of counsel to the Borrower, in form and substance satisfactory to the Lender (it being agreed that an opinion substantially similar to the opinions delivered in connection with the first Advance under the Existing Agreement shall be satisfactory to the Lender). If such opinion is not received by the Lender on or prior to such time, this Amendment shall cease to be effective as if the Amendment Effective Date shall have never occurred.

            SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

            SECTION 7. Definitions in Existing Agreement. Unless otherwise defined in this Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

            SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                   [Signatures Commence on the Following Page]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written


Borrower:                           DVI FINANCIAL SERVICES INC.



                                    By: /s/ Lisa J. Cruikshank
                                       -----------------------------
                                    Name: Lisa J. Cruikshank
                                    Title: Vice President



Lender:                             PRUDENTIAL SECURITIES CREDIT
                                    CORPORATION



                                    By: /s/ Jeffrey K. French
                                       -----------------------------
                                    Name: Jeffrey K. French
                                    Title: Vice President



CONSENTED TO:

DVI INC.


By: /s/ Steven R. Garfinkel
   -----------------------------
Name: Steven R. Garfinkel
Title: Executive Vice President
       Chief Financial Officer


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